UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): March 23, 2023

GOLDEN GROWERS COOPERATIVE
(Exact name of registrant as specified in its charter)

Minnesota	000-53957	27-1312571
(State or other jurisdiction of	(Commission)	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

1002 MAIN AVE W, SUITE 5
WEST FARGO, ND 58078	(701) 281-0468
(Address of principal executive	(Registrant’s telephone number)
offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Golden Growers Cooperative (the “Cooperative”) held its annual member meeting (the “Annual Meeting”) on March 23, 2023 during which its members approved an amendment and restatement of its Amended and Restated Bylaws (the “Bylaws”). The Bylaws, as amended and restated, reduces the requirement to allocate a minimum portion of the Cooperative’s income to members who participate in the Method A pool from 25% to 15%. The effective date of the Bylaws, as amended and restated, is January 1, 2023. The foregoing summary of the Bylaws is qualified in its entirety by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Cooperative held its Annual Meeting on March 23, 2023. The matters voted upon at the Annual Meeting and the results of those votes are set forth below.

As disclosed in Item 5.03 above, the members approved the amendment and restatement of the Bylaws with 291 members voting yes out of 302 votes cast. The members also elected directors from the three geographical districts and for a Director-at-Large position as established by the Bylaws.

Members from the Central district elected Nicolas Pyle as a director. He received 91 of the 91 votes cast. His new three-year term begins on March 23, 2023 and expires in March 2026. Brett Johnson will continue as a director for the Central district.

Members from the North district elected David Kragnes as a director. He received 77 of the 77 votes cast. His two-year term begins on March 23, 2023 and expires in March 2025. Blane Benedict will continue as a director for the North district.

Members from the South district elected Richard Bot as a director. He received 103 of the 103 votes cast. His three-year term begins on March 23, 2023 and expires in March 2026. Larry Vipond will continue as a director for the South district.

For the Director-at-Large position, the members re-elected Brady Koehl as a director for a three-year term. He received 280 of the 280 votes cast. Matthew Hasbargen and Scott Jetvig will continue as Directors-at-Large.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.2	Fourth Amended and Restated Bylaws of Golden Growers Cooperative dated March 23, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN GROWERS COOPERATIVE

Dated:	March 29, 2023	/s/ Scott Stofferahn
		By:	Scott Stofferahn
		Its:	Executive Vice President and Chief Executive Officer